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                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report in this Form 8-K/A, into SkillSoft Corporation's previously filed Registration Statement File No.'s 333-30616, 333-30618, 333-63556, 333-65638 and
333-76628.

                                            /s/ Arthur Andersen LLP

Boston, Massachusetts
January 24, 2002